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                            SECURITIES AND EXCHANGE
                                   COMMISSION



                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                  CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 8, 1997

                       JPS AUTOMOTIVE L.P.
                  JPS AUTOMOTIVE PRODUCTS CORP.
     (Exact name of registrant as specified in its charter)


Delaware                   33-75510-01                    57-1060375
Delaware                    1-12944                       57-0993690
State or other         (Commission File Number)          (IRS Employer
jurisdiction of                                       Identification No.)
incorporation)

                        29 Stevens Street
                      Greenville, SC  29605
       (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (864) 239-2320

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Item 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT


JPS Automotive L.P. and JPS Automotive Products Corp.

     On January 8, 1997, JPS Automotive dismissed Coopers & Lybrand L.L.P. ("Coopers"), as independent accountants for itself and its subsidiaries, including JPS Automotive Products Corp. Coopers' report on the financial statements of JPS Automotive and its subsidiaries for either of the past two years did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. The decision to change accountants was approved by the Board of Directors of PACJ, Inc., the general partner of JPS Automotive. During JPS Automotive's two most recent fiscal years and subsequent interim periods preceding such dismissal, there were no disagreements with Coopers on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure. On January 8, 1997, JPS Automotive retained Arthur Andersen LLP to act as independent accountant for itself and its subsidiaries, including JPS Automotive Products Corp. Arthur Anderson LLP has served as independent accountant for Collins & Aikman and its subsidiaries since Collins & Aikman's inception in 1988.

ITEM 7.  FINANCIAL STATEMENT AND EXHIBITS

     (c)  The exhibits furnished in connection with this Report are as follows:

     Exhibit
     Number         Description

     16.            Letter re.  Change in Certifying Accountant

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                              SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.


                                   JPS AUTOMOTIVE L.P.
                                   (Registrant)

                                   By:  PACJ, Inc., its
                                        General Partner

Date: January 14, 1997             By: /s/ J. Michael Stepp
                                        Name: J. Michael Stepp
                                        Title: Executive Vice President and
                                               Chief Financial Officer


                                   JPS AUTOMOTIVE
                                   PRODUCTS CORP.
                                   (Registrant)

Date: January 14, 1997             By: /s/ J. Michaels Stepp
                                        Name: J.Michael Stepp
                                        Title: Executive Vice President and
                                               Chief Financial Officer